ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
(the “Trust”)

AZL® MSCI Global Equity Index Fund
(the “Fund”)

Supplement dated September 29, 2023
to the Prospectus and Statement of Additional Information (“SAI”)
dated May 1, 2023, each as supplemented

This supplement updates certain information contained in the prospectus and SAI and should be attached to the prospectus and SAI and retained for future reference.

The Board of Trustees of the Trust has approved changes to the written agreement whereby the Manager has contractually reduced the management fee rate for the Fund effective October 1, 2023. Accordingly, the information regarding the reduced management fee rate for the Fund found in the table beginning on page 72 of the prospectus, and in the table located at page 49 of the SAI, is deleted and replaced, effective October 1, 2023, with the following:

Name of Fund	Management Fee
AZL MSCI Global Equity Index Fund	0.30% on all assets

AZL-002-0523